EXHIBIT 99.1

SLIDE PRESENTATION

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares,
Inc.
1st Quarter 2011
Earnings Webcast

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Safe Harbor Regarding Forward Looking Statements
 This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,’’ “project,” ”could,” “plan,’’ “goal,” “potential,”
“pro forma,” “seek,” “intend,’’ or “anticipate’’ or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.
 National Penn’s business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: increased capital requirements and other requirements or actions mandated by National
Penn’s regulators, National Penn’s inability to meet the requirements of the memorandum of understanding or the individual minimum capital ratio requirements issued by its primary regulator, National Penn’s ability to raise capital and maintain capital levels, variations in interest rates, deterioration in the credit quality of loans, the effect of credit risk exposure, declines in the value of National Penn’s assets and the effect of any resulting impairment charges, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the recently passed Dodd
-Frank Act and regulations to be adopted to implement that Act), competition from other financial institutions, interruptions or breaches of National Penn’s security systems, and the development and maintenance of National Penn’s information technology. These risks and others are described in greater detail in National Penn’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as well as in National Penn’s Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.
 This presentation, including the attached Financial Highlights and financial data tables, contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”). National Penn’s management uses these non-GAAP measures in its analysis of National Penn’s performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.
 ● Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders’ equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the company’s tangible capital trends.
 ● Tangible book value expresses tangible common equity on a per-share basis. Tangible book value provides a method to assess the level of tangible net assets on a per-share basis.
 ● Adjusted net income excludes the effects of certain gains and losses, adjusted for applicable taxes. Adjusted net income provides a method to assess earnings performance by excluding items that management believes are not comparable among the periods presented.
 ● Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is adjusted to also exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.
 Management believes the use of non-GAAP measures will help readers compare National Penn’s current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.
Non-GAAP Financial Measures

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Executing Our Strategic Plan
• $150 million Warburg Pincus investment completed
• TARP repaid and Warrants repurchased
• Asset quality improvement for 5th consecutive quarter
• Increasing profitability
• All National Penn lines of business focused on growth

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- Improving asset quality

	Declining Consecutive Quarters
Classified Loans	4
Non-performing Loans	5
Net Charge-offs	5
Loan loss provision	6

- Strong capital base enabling longer-term growth

NATIONAL PENN

Balance Sheet Strength-
Positioned for Enhanced Profitability
 – High quality capital with TCE/TA of 9.9%
 – Increasing internal generation of capital
• Liquidity
 – Short-term liquidity of approximately $500 million
 – Disciplined deposit pricing strategy

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($000s except per share data)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Net income (loss) available to common shareholders	$ 15,637	$ 6,637	$ 10,301	$ (5,544)	$ 1,921
After-tax adjustments:					
Pension curtailment gain					(2,643)
FV mark on trust preferred securities		1,332	1,694	(1,003)	4,720
Goodwill impairment				8,250	
Tax expense - Christiana / BOLI		5,486		8,081	
Accelerated accretion from redemption of preferred stock	1,452				
Adjusted net income	$ 17,089	$ 13,455	$ 11,995	$ 9,784	$ 3,998
Diluted earnings (loss) per common share	$ 0.10	$ 0.05	$ 0.08	$ (0.04)	$ 0.02
After-tax adjustments:					
Pension curtailment gain					(0.02)
FV mark on trust preferred securities		0.01	0.01	(0.01)	0.03
Goodwill impairment				0.07	
Tax expense - Christiana / BOLI		0.04		0.06	
Accelerated accretion from redemption of preferred stock	0.01				
Adjusted diluted earnings per share	$ 0.11	$ 0.10	$ 0.09	$ 0.08	$ 0.03

NATIONAL PENN

Quarterly Adjusted Earnings Analysis

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($000s)
$90,000
$70,000
$50,000
$30,000
3.90%
3.60%
3.30%
3.00%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Net Interest Income (FTE)
Net Interest Margin

NATIONAL PENN

Net Interest Margin
(Taxable Equivalent)

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($000s)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Banking - Deposits	$9,035	$9,942	$9,967	$10,060	$9,499
Banking - Mortgages	1,080	2,590	2,424	1,231	1,153
Banking - Other	4,975	2,835	3,196	4,802	4,245
Wealth	5,924	6,917	6,997	7,238	7,101
Insurance	3,221	3,423	3,499	3,639	3,771
Subtotal - Core Non-interest Income	24,235	25,707	26,083	26,970	25,769
Pension curtailment gain					4,066
Gain (Loss) on NP Trust Preferred Securities	(51)	(2,049)	(2,606)	1,543	(7,261)
Total Non-Interest Income	$24,184	$23,658	$23,477	$28,513	$22,574
Core Exclusive of CBT	$24,235	$24,638	$24,533	$25,353	$24,079

NATIONAL PENN

Non-Interest Income

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($000s)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
Total Non-Interest Expense	$56,837	$59,493	$57,965	$ 66,563	$57,657
Goodwill Impairment				8,250	
Core Non-Interest Expense	$56,837	$59,493	$57,965	$ 58,313	$57,657
Net Interest Income [1]	$71,112	$72,849	$72,985	$ 74,055	$72,727
Core Non-Interest Income	$24,235	$25,707	$26,083	$ 26,970	$25,769
Core Revenue	$95,347	$98,556	$99,068	$101,025	$98,496
Core Efficiency Ratio [2]	59.61%	60.36%	58.51%	57.72%	58.54%
Core Expense Exclusive of CBT	$56,837	$58,302	$55,750	$ 56,084	$55,520

[1] Taxable equivalent

[2] Core Non-Interest Expense as a percentage of Core Revenue

NATIONAL PENN

Non-Interest Expense

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$1,200
$1,000
$800
$600
$400
$200
$0
15.00%
13.00%
11.00%
9.00%
7.00%
5.00%
$890
$911
$926
$996
$960
8.4%
9.0%
9.3%
11.1%
13.2%
6.9%
7.0%
7.2%
8.3%
9.9%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Total Risk-Based Capital
Tang. Comm. Equity / Tang. Assets
Tier I Common Ratio

NATIONAL PENN

Capital Ratios

($mil)

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($000s)	Q1 2011	Q4 2010	Q3 2010	Q2 2010	Q1 2010
ALLL Balance - Beginning of Period	$ 150,054	$ 153,475	$ 154,039	$ 153,850	$ 146,271
Loans Charged Off	(18,753)	(22,456)	(23,306)	(27,316)	(27,482)
Recoveries on Charged Off Loans	1,659	2,443	2,742	2,505	2,561
Christiana Divestiture		(908)			
Provision for Loan Losses	10,000	17,500	20,000	25,000	32,500
ALLL Balance - End of Period	$ 142,960	$ 150,054	$ 153,475	$ 154,039	$ 153,850
Total Loans Outstanding	$5,245,146	$5,326,723	$5,641,830	$5,756,235	$5,915,219
ALLL as a % of Loans	2.73%	2.82%	2.72%	2.68%	2.60%
Peer ALLL as a % of Loans		2.18%	2.16%	2.02%	2.01%
Non-Performing Loans (incl. 90 DPD)	$79,153	$83,864	$94,431	$99,196	$120,368
Non-Performing Loans as a % of Loans	1.51%	1.57%	1.67%	1.72%	2.03%
Peer NPLs as a % of Loans		4.04%	3.90%	3.36%	3.25%
ALLL as a % of Non-Performing Loans	181%	179%	163%	155%	128%
Peer ALLL as a % of NPLs		52%	55%	60%	68%

Peer Group as disclosed in NPBC Proxy Statement filed in April, 2009.

NATIONAL PENN

Asset Quality Statistics

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$600,000
$560,000
$520,000
$480,000
$440,000
$400,000
$532,048
$512,628
$498,631
$479,336
$438,275
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011

NATIONAL PENN

Classified Loans
Note: Classified loans consist of loans risk rated substandard, doubtful, or loss. As such classified loans include non-performing loans.
($000s)

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$135,000
$110,000
$85,000
$60,000
$35,000
$10,000
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Non-Performing Loans
Net Charge-offs

NATIONAL PENN

Non-Performing Loans and Charge-offs
($000s)

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($ in thousands)		Balance 3/31/11	% of Loans	Classified /Loans	Non-Performing Loans / Loans	Net Charge Offs/ Avg Loans	Total Past Dues /Loans
Commercial	$	2,401,877	46%	11.41%	1.40%	1.54%	0.26%
CRE-Permanent		819,875	16%	9.15%	1.89%	2.04%	0.55%
CRE-Construction		206,924	4%	31.33%	8.70%	1.48%	0.40%
Home Equity and Direct		740,785	14%	0.31%	0.30%	0.64%	0.55%
Private Banking		139,721	3%	7.70%	0.16%	-0.98%	0.00%
Indirect		121,014	2%	0.23%	0.15%	0.64%	0.88%
Residential Mortgage		746,928	14%	0.85%	0.85%	0.88%	0.72%
Leasing/Other		68,022	1%	6.83%	4.33%	1.83%	4.63%
Total	$	5,245,146	100%	8.36%	1.51%	1.31%	0.48%

NATIONAL PENN

Loan Risk Profile
March 31, 2011

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4%
5%
7%
9%
75%
Southeastern
Northeastern
Central
DE, NJ, &NY
Other

7%
4%
3%
6%
80%
Southeastern
Northeastern
Central
DE, NJ, &NY
Other

NATIONAL PENN

Non-Performing Assets and
Gross Charge-offs by Geographic Region
March 31, 2011
Non-Performing Assets
Gross Charge-Offs

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• Increasing profitability
• Improving asset quality
• Leveraging our brand through customer
 contact and cross-selling initiatives
• Clean, Strong, Efficient
Executing Our Strategic Plan

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NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN